UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2012

The Blackstone Group L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-33551	20-8875684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue New York, New York	10154
(Address of principal executive offices)	(Zip Code)

(212) 583-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 11, 2012, The Blackstone Group L.P. (“Blackstone”) filed a Current Report on Form 8-K to report its acquisition of the entire share capital of Harbourmaster Capital (Holdings) Limited (“Harbourmaster”), an Island of Jersey company. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on January 11, 2012 to include the financial statements as required by Items 9.01 (a) and 9.01 (b) of Form 8-K.

Rule 3-05 of Regulation S-X of the Securities Exchange Act of 1934 specifies the financial statements to be included in Item 9.01, based on certain significance tests, for the acquisition of a non-U.S. acquiree. The financial statements of Harbourmaster are prepared in accordance with accounting principles generally accepted in the United Kingdom (“U.K. GAAP”), a basis of accounting other than those generally accepted in the United States of America (“U.S. GAAP”). Harbourmaster met the significance test for 2010 at the 20% level and not at the 30% level and is therefore only required to include a narrative description of the key differences between U.K. GAAP and U.S. GAAP in the notes to its 2010 consolidated financial statements, which are included in Item 9.01 (a) (Exhibit 99.1).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited Consolidated Balance Sheet of Harbourmaster Capital (Holdings) Limited as of 31 December 2010 and the Consolidated Profit and Loss Account, Cash Flows and Reconciliation of Shareholders’ Funds for the Year Ended 31 December 2010 and the related notes, including a narrative description of the key differences to U.S. GAAP, are filed as Exhibit 99.1 hereto.

The unaudited Consolidated Balance Sheet of Financial Condition of Harbourmaster Capital (Holdings) Limited as of 30 June 2011 and Consolidated Profit and Loss Account, Cash Flows and Reconciliation of Shareholders’ Funds for the Six Months Ended 30 June 2011 and 2010 are filed as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Blackstone and Harbourmaster as of and for the six months ended June 30, 2011 and for the year ended December 31, 2010 are filed as Exhibit 99.3 hereto.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young.

99.1	Audited Consolidated Balance Sheet of Harbourmaster Capital (Holdings) Limited as of 31 December 2010 and the Consolidated Profit and Loss Account, Cash Flows and Reconciliation of Shareholders’ Funds for the Year Ended 31 December 2010.

99.2	Unaudited Consolidated Balance Sheet of Harbourmaster Capital (Holdings) Limited as of 30 June 2011 and Consolidated Profit and Loss Account, Cash Flows and Reconciliation of Shareholders’ Funds for the Six Months Ended 30 June 2011 and 2010.

99.3	Unaudited Pro Forma Condensed Combined Statement of Financial Condition of The Blackstone Group L.P. as of June 30, 2011 and Unaudited Pro Forma Condensed Combined Statements of Operations for the Six Months Ended June 30, 2011 and for the Year Ended December 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2012

The Blackstone Group L.P.
By:	Blackstone Group Management L.L.C.,
its General Partner

By:	/s/ Laurence A. Tosi
Name:	Laurence A. Tosi
Title:	Chief Financial Officer

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